SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 2, 2000

Marketing Specialists Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-24667 (Commission file number)	04-3411833 (IRS employer identification no.)

17855 N. Dallas Parkway, Suite 200
Dallas, Texas 75287
(Address and zip code of principal executive offices)

Registrant's telephone number, including area code:
(972) 349-6200

______________________________________

Merkert American Corporation
490 Turnpike Street
Canton, Massachusetts 02021
(Former name and address)

Item 5. Other Events

          On November 2, 2000, the Registrant issued a press release announcing that on November 1, 2000, Richmont Capital Partners I, LP purchased Preferred Stock of the Registrant. The Registrant also noted that Richmont had reaffirmed its interest in purchasing all of the outstanding shares of the Registrant's common stock. A copy of this press release is filed as Exhibit 99.1 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
(c)	Exhibits
The following Exhibits are filed herewith:
	99.1	Press Release issued by the Registrant on November 2, 2000 announcing the purchase of Preferred Stock by Richmont Capital Partners I, LP.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARKETING SPECIALISTS CORPORATION By: /s/Terry L. Crump Terry L. Crump Executive Vice President and Chief Financial Officer

Date: November 3, 2000

EXHIBIT INDEX
Exhibit No.	Description
99.1*	Press Release issued by the Registrant on November 2, 2000 announcing the purchase of Preferred Stock by Richmont Capital Partners I, LP.
* filed herewith